UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 2, 2022

4FRONT VENTURES CORP.

(Exact name of registrant as specified in its charter}

British Columbia	000-56075	83-4168417
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5060 N. 40th Street, Suite 120

Phoenix, Arizona 85018

(Address of principal executive offices including zip code)

(602) 633-3067

(Registrant’s telephone number including area code)

  Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

The information set forth in Item 2.01 below is incorporated by reference into this Item 1.01.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

Merger Agreement

As reported on its Current Report on Form 8-K filed with the Securities and Exchange Commission on April 6, 2022, 4Front Ventures Corp. (the “Company”) entered into an agreement and plan of merger (the “Merger Agreement”) by and among the Company, Island Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of the Company (“Merger Sub”); Island Global Holdings, Inc., a California corporation (“Island”); and Navy Capital SR LLC, a Delaware limited liability company (“Navy”, and together with the Company, Merger Sub, and Island, the “Parties”). Pursuant to the terms and conditions of the Merger Agreement, Merger Sub will be merged with and into Island, with Island surviving the merger and continuing its corporate existence as a wholly-owned subsidiary of the Company (the “Merger”). As reported on its Current Report on Form 8-K filed with the Securities and Exchange Commission on April 22, 2022, the Parties entered into the first amendment (the “Amendment”) to the Merger Agreement to replace the requirement that the Navy LOC Note Holders (as such term is defined in the Amendment) fund a letter of credit to Island of up to $1,000,000. In lieu of funding a line of credit, the Navy LOC Note Holders agreed to pay the full $1,000,000 in cash to Island on or prior to the closing of the transactions contemplated by the Merger Agreement (the “Cash Payment”).

On April 13, 2022 (the “Effective Date”), the Parties consummated the Merger, pursuant to the terms and conditions of the Merger Agreement, as amended. However, due to administrative and technical issues at the California Office of the Secretary of State, the Parties did not receive the certificate of merger evidencing the closing of the Merger as of the Effective Date until April 25, 2022. At the Effective Date, pursuant to the terms and conditions of the Merger Agreement, as amended, the Company issued to certain shareholders and debtholders of Island an aggregate of: (i) 8,783,716 Class A Subordinated Voting Shares of the Company (the “SVS”); (ii) 6% 54-month, subordinated promissory notes (the “Merger Notes”) in the aggregate principal amount of $6,500,000; and (iii) warrants to purchase 2,999,975 SVS at a price of $1.00 per SVS (the “Warrants”, and together with the SVS and Merger Notes, the “Merger Consideration”).

The foregoing description is qualified in its entirety by reference to: (i) the Merger Agreement, a complete copy of which was filed as Exhibit 10.1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission by the Company on April 6, 2022; (ii) the Amendment to the Merger Agreement, a complete copy of which was filed as Exhibit 10.1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission by the Company on April 22, 2022; and (iii) the Form of Merger Note, a complete copy of which was filed as Exhibit 10.2 to the Current Report on Form 8-K filed with the Securities and Exchange Commission by the Company on April 22, 2022.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 2.01 is hereby incorporated by reference into this Item 2.03.

Item 3.02.	Unregistered Sales of Equity Securities.

The information set forth in Item 2.01 above is hereby incorporated by reference into this Item 3.02. The certain shareholders and debtholders of Island issued the Merger Consideration (the “Island Investors”) each are an accredited investor within the meaning of the Securities Act of 1933, as amended (the “Securities Act”), and the issuance of the Merger Consideration to the Island Investors will be made without registration in reliance on Rule 506(b) of Regulation D under the Securities Act, as well as corresponding provisions of state securities laws.

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy the securities discussed herein, and there shall not be any offer, solicitation or sale of these securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Item 7.01.	Regulation FD Disclosure.

On April 26, 2022, the Company issued a press release regarding the consummation of the Merger. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information furnished pursuant to this Item and the related exhibit shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as may be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Exhibit
10.1	Agreement and Plan of Merger, dated as of March 30, by and among 4Front Ventures Corp., Island Merger Sub, Inc., Island Global Holdings, Inc., and Navy Capital SR LLC., filed as Exhibit 10.1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission by the Company on April 6, 2022 and incorporated herein by reference.
10.2	Amendment to Agreement and Plan of Merger by and among 4Front Ventures Corp., Island Merger Sub, Inc., Island Global Holdings, Inc., and Navy Capital SR LLC, dated April 8, 2022, filed as Exhibit 10.1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission by the Company on April 22, 2022 and incorporated herein by reference.
10.3	Form of Merger Note, filed as Exhibit 10.2 to the Current Report on Form 8-K filed with the Securities and Exchange Commission by the Company on April 22, 2022 and incorporated herein by reference.
99.1	Press Release dated April 26, 2022.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

	4FRONT	VENTURES CORP.

Date: May 2, 2022		/s/ Leonid Gontmakher
Leonid Gontmakher
Chief Executive Officer